UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2005

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-09120	Public Service Enterprise Group Incorporated (a New Jersey Corporation) 80 Park Plaza P.O. Box 1171 Newark, New Jersey 07101-1171 (973) 430-7000	22-2625848

001-00973	Public Service Electric and Gas Company (a New Jersey Corporation) 80 Park Plaza P.O. Box 570 Newark, New Jersey 07101-0570 (973) 430-7000	22-1212800

000-49614	PSEG Power LLC (a Delaware Limited Liability Company) 80 Park Plaza-T25 Newark, New Jersey 07102-4194 (973) 430-7000	22-3663480

000-32503	PSEG Energy Holdings L.L.C. (a New Jersey Limited Liability Company) 80 Park Plaza-T20 Newark, New Jersey 07102-4194 (973) 430-7000	42-1544079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed separately by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company, PSEG Power LLC and PSEG Energy Holdings L.L.C., collectively, the “PSEG Registrants”). Information contained herein relating to any individual PSEG Registrant has been filed by such registrant on its own behalf. No individual PSEG Registrant makes any representation as to information relating to any other PSEG Registrant.

As previously announced, on December 20, 2004, Exelon Corporation (Exelon) and PSEG entered into an Agreement and Plan of Merger, pursuant to which PSEG will merge with and into Exelon with Exelon continuing as the surviving corporation (Merger). There are a number of regulatory approvals or other regulatory actions required to consummate the Merger, including those described in previous Reports on Form 8-K.

On August 11, 2005, the administrative law judge in the proceeding before the Pennsylvania Public Utilities Commission (PAPUC) issued a third prehearing order establishing a modified timetable for the regulatory approval process in Pennsylvania. The modified timetable provides for the administrative law judge to issue an initial decision by mid-December 2005. Thereafter, a decision of the full PAPUC can be expected in January 2006.

On August 11, 2005, the administrative law judge in the proceeding before the New Jersey Board of Public Utilities (NJBPU) amended a prior prehearing order to modify the timetable for the regulatory approval process in New Jersey. The order provides for the administrative law judge to issue an initial decision by March 30, 2006. Thereafter, pursuant to the provisions of the New Jersey Administrative Procedure Act, a decision of the full NJBPU could reasonably be expected by approximately May 15, 2006.

The procedural schedules for both the PAPUC and NJBPU proceedings include opportunities for settlement discussions among the parties during the course of the proceeding. Exelon and PSEG will endeavor to settle differences of opinion among the administrative litigants during the course of the proceedings if they are able to do so on satisfactory terms. Any such settlements could allow for earlier approval of the Merger. If settlements are not reached, the companies expect that, assuming all other conditions to completion of the Merger are satisfied, the closing of the Merger will occur during the second quarter of 2006.

Although Exelon and PSEG believe that the expectations as to timing for the closing of the Merger described above are reasonable, no assurances can be given as to the timing of the receipt of any required regulatory approvals or that all required approvals will be received.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Enterprise Group Incorporated

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

August 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Electric and Gas Company

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

August 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSEG Power LLC

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

August 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSEG Energy Holdings L.L.C.

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

August 15, 2005